UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02351

Western Asset Income Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, N.Y. 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place,

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888)777-0102

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	December 31, 2013

WESTERN ASSET

INCOME FUND (PAI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks a high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary objective.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Income Fund for the twelve-month reporting period ended December 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

II	Western Asset Income Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended December 31, 2013 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.1% during the first quarter of 2013. The economic expansion then accelerated, as GDP growth was 2.5% during the second quarter. This was partially due to increases in exports and non-residential fixed investments, along with a smaller decline in federal government spending versus the previous quarter. The economy gained further momentum during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. Stronger growth was driven, in part, by an increase in private inventory investment, a deceleration in imports and accelerating state and local government spending. The U.S. Department of Commerce’s initial reading for fourth quarter 2013 GDP growth, released after the reporting period ended, was 3.2%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments.

The U.S. job market improved during the reporting period, although unemployment remained elevated from a historical perspective. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.9%. Unemployment fell to 7.7% in February 2013 and generally edged lower over the remainder of the period, falling to 6.7% in December. This represented the lowest level since October 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in December, its lowest level since 1978. In addition, the number of longer-term unemployed continues to be high, as roughly 37.7% of the 10.4 million Americans looking for work in December 2013 had been out of work for more than six months.

While sales of existing-homes declined at times throughout the reporting period given rising mortgage rates, they moved higher at the end of the year. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.0% on a seasonally adjusted basis in December 2013 versus the previous month, although they were 0.6% lower than in December 2012. However, existing homes sales in 2013 were 9.1% higher than the previous year and 2013’s sales were the strongest since 2006. In addition, the NAR reported that the median existing-home price for all housing types was $198,100 in December 2013, up 9.9% from December 2012. The inventory of homes available for sale in December 2013 was 11% lower than the previous month at a 4.6 month supply at the current sales pace but 1.6% higher than in December 2012.

The manufacturing sector expanded during the majority of the reporting period, although it experienced a temporary soft patch. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during the first four months of the reporting period. It then contracted in May 2013, with a PMI of 49.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s lowest reading since June 2009. However, the contraction was a short-term setback, as the PMI rose over the next seven months and peaked at 57.3 in November,

Western Asset Income Fund	III

Investment commentary (cont’d)

the best reading since April 2011. The PMI then moderated somewhat in December 2013, edging back to a still strong 57.0.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At its meeting that ended on June 19, 2013, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program and said that it “…decided to await more evidence that progress will be sustained before adjusting the pace of its purchases.” At its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency mortgage-backed securities at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, after the reporting period ended, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion a month ($30 billion per month of agency mortgage-backed securities and $35 billion per month of longer-term Treasury securities).

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

January 31, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	Western Asset Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks a high level of current income, consistent with prudent investment risk, through investment in a diversified portfolio of debt securities. To a lesser extent, the Fund may also invest in privately placed debt securities and in certain equity securities. Capital appreciation is a secondary investment objective.

The Fund’s investment policies provide that its portfolio be invested as follows: at least 75% in debt securities rated within the four highest grades, and in government securities, bank debt, commercial paper, cash or cash equivalents; up to 25% in other fixed-income securities, convertible bonds, convertible preferred and preferred stock; and not more than 25% in securities restricted as to resale.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are Stephen A. Walsh, Ryan K. Brist and Michael C. Buchanan. It is anticipated that Mr. Walsh will step down as a member of the Fund’s portfolio management team effective on or about March 31, 2014 and that S. Kenneth Leech will join the Fund’s portfolio management team at that time. Mr. Leech has been employed by Western Asset as an investment professional for more than 20 years.

Q. What were the overall market conditions during the Funds’ reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened risk aversion but largely outperformed equal-durationi Treasuries over the twelve months ended December 31, 2013. However, most spread sectors posted negative absolute returns during the reporting period. Risk aversion was prevalent at times given mixed economic data, geopolitical issues, signs of shifting monetary policy by the Federal Reserve Board (“Fed”)ii and the U.S government’s sixteen-day partial shutdown which ended on October 16, 2013.

Both short- and long-term Treasury yields moved higher during the twelve months ended December 31, 2013. Two-year Treasury yields rose from 0.25% at the beginning of the period to 0.38% at the end of the period. Their peak of 0.52% occurred on September 5, 2013 and they were as low as 0.20% in late April and early May 2013. Ten-year Treasury yields were 1.78% at the beginning of the period and reached a low of 1.66% in early May 2013. Their peak of 3.04% occurred on December 31, 2013, as fixed-income investors reacted negatively to the Fed’s announcement that it would start tapering its asset purchase program. This was the highest level for the ten-year Treasury since July 2011. In Europe, the European Central Bank (“ECB”)iii cut its official lending rate from 0.75% to 0.50% in May 2013. The ECB then lowered the rate to a new record low of 0.25% in November 2013. In other developed countries, the Bank

Western Asset Income Fund 2013 Annual Report	1

Fund overview (cont’d)

of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006.

All told, the Barclays U.S. Aggregate Indexiv returned -2.02% for the twelve months ended December 31, 2013. The overall credit market, as represented by the Barclays U.S. Credit Index (the “Index”),v returned -2.01% over the same period. During this period, as measured by the Index, lower-rated BBB-rated bonds underperformed highly-rated AAA-rated securities, returning -2.06% and -1.25%, respectively. Comparatively, riskier fixed-income securities, including high-yield bonds, produced superior results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvi gained 7.44%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocation to the Energy and Communications sectors.

In contrast, we pared the Fund’s exposures to the Capital Goods1 and Consumer Noncyclical2 sectors. From a credit quarter perspective, we added to the Fund’s weighting to below investment grade corporate securities and reduced its allocation to securities rated A and AA. We actively participated in the new issue market and purchased securities that we felt were attractively valued.

During the reporting period, Treasury futures, which were used to manage the Fund’s duration and yield curvevii positioning, contributed to performance.

Performance review

For the twelve months ended December 31, 2013, Western Asset Income Fund returned 0.73% based on its net asset value (“NAV”)viii and -6.47% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield Indexix and the Barclays U.S. Credit Index, returned 7.44% and -2.01%, respectively, for the same period. The Lipper Corporate Debt Closed-End Funds BBB-Rated Category Averagex returned -1.78% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.69 per share.* The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of December 31, 2013. Past performance is no guarantee of future results.

*	Distributions paid by the Fund may be comprised of income, capital gains and/or return of capital. For the character of distributions paid during the fiscal year ended December 31, 2013, please refer to page 24 of this report.

[1]	Capital Goods consists of the following industries: Aerospace & Defense, Building Materials, Diversified Manufacturing, Construction Machines, Packaging and Environmental.

[2]	Consumer Noncyclicals consists of the following industries: Consumer Products, Food/Beverage, Health Care, Pharmaceuticals, Supermarkets and Tobacco.

2	Western Asset Income Fund 2013 Annual Report

Performance Snapshot as of December 31, 2013
price per share	12-month total return**
$14.45 (NAV)	0.73	%†
$13.17 (Market Price)	-6.47	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was security selection. In particular, overweight positions in Verizon Communications, American International Group and Royal Bank of Scotland were additive for results. Verizon Communications posted solid fundamental results during the period. In addition, the company’s $49 billion new bond offering in September 2013 — the largest corporate debt offering ever — was well received by investors. Our American International Group and Royal Bank of Scotland exposures benefited performance as investor sentiment improved due to continued balance sheet and capital ratio improvement, as well as strengthening fundamentals.

Sector positioning, overall contributed to the Fund performance during the reporting period. A large overweight to the Financials sector was a positive for results as it was the best performing sector in the Index during the year. A sizable underweight to Non-Corporates, the worst performing sector during the period, also enhanced the Fund’s results.

Our ratings biases were also rewarded during the reporting period. In particular, an out-of-Index allocation to below investment grade bonds was rewarded as they outperformed the Index. An underweight to higher rated securities rated A and AA was also a positive given their underperformance versus the Index.

Q. What were the leading detractors from performance?

A. Although the Fund significantly outperformed the Index, the largest detractor from its relative performance during the reporting period was its positioning in a number of sectors. Having an underweight to Technology was a drag on results given its underperformance versus the Index. Our overweight to the Basic Industries1 sector, especially our Metals and Mining securities, was not beneficial as they performed poorly during the reporting period.

Overweights to a number of individual securities also detracted from performance, including Brazilian mining company Vale Overseas and Canadian gold mining company Barrick Gold. In both cases, they generated weak results due to decline commodity prices and weak investor sentiment.

[1]	Basic Industry consists of the following industries: Chemicals, Metals & Mining and Paper.

Western Asset Income Fund 2013 Annual Report	3

Fund overview (cont’d)

Looking for additional information?

The Fund is traded under the symbol “PAI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XPAIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 24, 2014

RISKS: Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment’s price. The Fund may invest in high-yield bonds, which are rated below investment grade and carry more risk than higher-rated securities. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage related securities, its exposure to prepayment and extension risks may be greater than investments in other fixed-income securities. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss. The Fund may invest, to a limited extent, in foreign securities, including emerging markets, which are subject to additional risks. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

Portfolio holdings and breakdowns are as of December 31, 2013 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 9 through 20 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2013 were: Financials (40.3%), Energy (14.2%), Consumer Discretionary (9.1%), Telecommunication Services (7.8%) and Materials (5.6%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

4	Western Asset Income Fund 2013 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The European Central Bank is responsible for the monetary system of the European Union and the euro currency.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB or higher).

vi

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total investments) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix

The Barclays U.S. Corporate High Yield Index covers the universe of fixed-rate, non-investment grade debt, including corporate and non-corporate sectors. Pay-in-kind (“PIK”) bonds, Eurobonds and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zero coupon bonds, step-up coupon structures and 144-A securities are also included.

[x]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended December 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

Western Asset Income Fund 2013 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the Fund’s portfolio as of December 31, 2013 and December 31, 2012, and does not include derivatives such as futures contracts. The Fund’s portfolio is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

6	Western Asset Income Fund 2013 Annual Report

Spread duration (unaudited)

Economic exposure — December 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Credit Index
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
PAI	— Western Asset Income Fund

Western Asset Income Fund 2013 Annual Report	7

Effective duration (unaudited)

Interest rate exposure — December 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Credit Index
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
PAI	— Western Asset Income Fund

8	Western Asset Income Fund 2013 Annual Report

Schedule of investments

December 31, 2013

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 91.4%
Consumer Discretionary — 9.1%
Automobiles — 0.9%
Ford Motor Credit Co., LLC, Senior Notes	7.000%	4/15/15	$610,000	$656,584
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	410,000	512,685
Total Automobiles				1,169,269
Hotels, Restaurants & Leisure — 0.4%
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	500,000	520,000	(a)
Household Durables — 0.2%
Toll Brothers Finance Corp., Senior Notes	4.000%	12/31/18	200,000	203,500
Internet & Catalog Retail — 0.4%
QVC Inc., Senior Secured Notes	5.125%	7/2/22	400,000	395,643
QVC Inc., Senior Secured Notes	4.375%	3/15/23	200,000	186,988
Total Internet & Catalog Retail				582,631
Media — 6.2%
21st Century Fox America Inc., Senior Notes	6.550%	3/15/33	545,000	619,644
21st Century Fox America Inc., Senior Notes	7.750%	12/1/45	130,000	164,268
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.750%	1/15/24	600,000	567,000
Comcast Corp., Bonds	6.400%	5/15/38	950,000	1,097,011
Comcast Corp., Notes	6.450%	3/15/37	220,000	255,319
Comcast Corp., Senior Notes	6.950%	8/15/37	160,000	196,688
DISH DBS Corp., Senior Notes	5.875%	7/15/22	500,000	500,000
TCI Communications Inc., Senior Debentures	8.750%	8/1/15	160,000	179,946
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	690,000	823,061
Time Warner Entertainment Co., LP, Senior Notes	8.375%	7/15/33	300,000	326,845
Time Warner Inc., Senior Debentures	7.700%	5/1/32	595,000	763,963
Time Warner Inc., Senior Notes	4.900%	6/15/42	150,000	142,394
UBM PLC, Notes	5.750%	11/3/20	570,000	592,580	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,000,000	1,017,500	(a)
WPP Finance 2010, Senior Notes	4.750%	11/21/21	840,000	873,227
WPP Finance 2010, Senior Notes	5.625%	11/15/43	220,000	217,786
WPP Finance UK, Senior Notes	8.000%	9/15/14	180,000	188,957
Total Media				8,526,189
Multiline Retail — 0.3%
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	400,000	410,703
Specialty Retail — 0.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	160,000	160,400

See Notes to Financial Statements.

Western Asset Income Fund 2013 Annual Report	9

Schedule of investments (cont’d)

December 31, 2013

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Specialty Retail — continued
Gap Inc., Senior Notes	5.950%	4/12/21	$730,000	$806,630
Total Specialty Retail				967,030
Total Consumer Discretionary				12,379,322
Consumer Staples — 3.2%
Beverages — 1.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	260,000	298,391
Constellation Brands Inc., Senior Notes	4.250%	5/1/23	80,000	74,600
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	350,000	385,793	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	670,000	684,997	(a)
Total Beverages				1,443,781
Food Products — 0.1%
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	200,000	197,159
Tobacco — 2.0%
Altria Group Inc., Senior Notes	9.250%	8/6/19	40,000	52,692
Altria Group Inc., Senior Notes	10.200%	2/6/39	130,000	202,828
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	300,000	365,444
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	270,000	325,132
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	320,000	348,002
Philip Morris International Inc., Senior Notes	6.875%	3/17/14	490,000	496,525
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	260,000	242,861
Reynolds American Inc., Senior Notes	4.750%	11/1/42	720,000	639,951
Total Tobacco				2,673,435
Total Consumer Staples				4,314,375
Energy — 14.2%
Energy Equipment & Services — 0.5%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	370,000	455,863
Cameron International Corp., Senior Notes	4.000%	12/15/23	250,000	247,049
Total Energy Equipment & Services				702,912
Oil, Gas & Consumable Fuels — 13.7%
Anadarko Finance Co., Senior Notes	7.500%	5/1/31	465,000	565,351
Apache Corp., Senior Notes	6.900%	9/15/18	100,000	120,198
Apache Corp., Senior Notes	6.000%	1/15/37	190,000	215,393
Apache Corp., Senior Notes	5.100%	9/1/40	80,000	81,226
Apache Corp., Senior Notes	5.250%	2/1/42	90,000	93,443
ConocoPhillips, Notes	6.500%	2/1/39	810,000	1,015,754
ConocoPhillips, Senior Notes	6.000%	1/15/20	310,000	363,666
Devon Energy Corp., Senior Notes	5.600%	7/15/41	310,000	323,051
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	380,000	488,757

See Notes to Financial Statements.

10	Western Asset Income Fund 2013 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	$2,000,000	$2,029,534
Enbridge Energy Partners LP, Senior Notes	9.875%	3/1/19	120,000	155,266
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	250,000	280,625
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	320,000	353,251
EOG Resources Inc., Senior Notes	5.875%	9/15/17	540,000	617,655
Hess Corp., Notes	7.875%	10/1/29	1,180,000	1,503,780
Hess Corp., Senior Bonds	6.000%	1/15/40	300,000	324,343
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,080,000	1,254,595
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000	347,200	(a)
MEG Energy Corp., Senior Notes	6.375%	1/30/23	600,000	603,750	(a)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	350,000	362,250	(a)
Noble Energy Inc., Senior Notes	6.000%	3/1/41	390,000	417,018
Noble Energy Inc., Senior Notes	5.250%	11/15/43	150,000	149,877
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	100,000	91,750	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	2,635,000	2,773,338
Petrobras International Finance Co., Global Notes	5.875%	3/1/18	879,000	936,825
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	800,000	744,346
Phillips 66, Senior Notes	5.875%	5/1/42	160,000	173,527
Plains Exploration & Production Co., Senior Notes	6.875%	2/15/23	410,000	457,150
Shell International Finance BV, Senior Notes	6.375%	12/15/38	250,000	310,497
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	310,000	319,252
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	450,000	400,360
Williams Cos. Inc., Debentures	7.500%	1/15/31	47,000	49,677
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	37,000	39,672
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	610,000	712,184
Total Oil, Gas & Consumable Fuels				18,674,561
Total Energy				19,377,473
Financials — 38.6%
Capital Markets — 7.0%
Credit Suisse Group AG, Junior Subordinated Notes	7.500%	12/11/23	340,000	359,550	(a)(b)(c)
Deutsche Bank AG, Subordinated Notes	4.296%	5/24/28	500,000	452,668	(b)
Goldman Sachs Capital I, Capital Securities	6.345%	2/15/34	555,000	559,997
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	2/18/14	880,000	618,640	(b)(c)
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	40,000	40,714
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	270,000	300,275
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	510,000	558,369
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	570,000	656,868
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	640,000	712,029

See Notes to Financial Statements.

Western Asset Income Fund 2013 Annual Report	11

Schedule of investments (cont’d)

December 31, 2013

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Merrill Lynch & Co. Inc., Senior Notes	6.400%	8/28/17	$300,000	$345,872
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,000,000	1,111,566
Merrill Lynch & Co. Inc., Subordinated Notes	6.110%	1/29/37	320,000	345,111
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	900,000	1,161,959
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	100,000	117,009
Morgan Stanley, Senior Notes	6.000%	5/13/14	860,000	876,401
Morgan Stanley, Senior Notes	5.500%	7/24/20	100,000	111,840
Morgan Stanley, Senior Notes	6.375%	7/24/42	90,000	105,415
Morgan Stanley, Subordinated Notes	5.000%	11/24/25	230,000	230,688
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	480,000	520,752
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	340,000	389,407
Total Capital Markets				9,575,130
Commercial Banks — 12.2%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000	317,227	(a)
BBVA US Senior SAU, Senior Notes	4.664%	10/9/15	650,000	683,331
CIT Group Inc., Secured Notes	5.250%	4/1/14	370,000	373,700	(a)
CIT Group Inc., Senior Notes	5.000%	8/1/23	200,000	192,500
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Junior Subordinated Notes	11.000%	6/30/19	708,000	937,215	(a)(b)(c)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	5.250%	5/24/41	570,000	588,084
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	450,000	477,039
Credit Agricole SA, Subordinated Bonds	8.125%	9/19/33	350,000	386,750	(a)(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	560,000	635,600	(a)(b)(c)
Fifth Third Bancorp, Subordinated Notes	4.300%	1/16/24	320,000	313,421
HSBC Finance Capital Trust IX, Junior Subordinated Notes	5.911%	11/30/35	1,350,000	1,390,500	(b)
ING Bank NV, Subordinated Notes	5.800%	9/25/23	600,000	627,357	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,240,000	1,275,892	(a)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	570,000	547,490	(a)(c)
Mizuho Financial Group Cayman Ltd., Subordinated Notes	5.790%	4/15/14	550,000	557,988	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	510,000	527,147	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	1,360,000	1,421,200	(b)(c)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	580,000	592,732
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	170,000	175,032
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	310,000	316,820
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,010,000	1,018,177
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	350,000	352,492

See Notes to Financial Statements.

12	Western Asset Income Fund 2013 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	$480,000	$527,982
Santander UK PLC, Subordinated Notes	5.000%	11/7/23	400,000	401,488	(a)
Societe Generale, Junior Subordinated Bond	7.875%	12/18/23	420,000	422,100	(a)(b)(c)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/18/14	1,190,000	1,088,850	(b)(c)
Wells Fargo & Co., Subordinated Notes	5.375%	11/2/43	430,000	440,323
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	130,000	127,595
Total Commercial Banks				16,716,032
Consumer Finance — 2.4%
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	201,000	237,180
American Express Co., Subordinated Debentures	6.800%	9/1/66	370,000	394,235	(b)
Capital One Financial Corp., Senior Notes	6.750%	9/15/17	230,000	268,802
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,300,000	1,493,748
SLM Corp., Senior Notes	7.250%	1/25/22	830,000	877,725
Total Consumer Finance				3,271,690
Diversified Financial Services — 12.9%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	330,000	290,400	(b)(c)
Bank of America Corp., Senior Notes	6.500%	8/1/16	70,000	79,036
Bank of America Corp., Senior Notes	7.625%	6/1/19	70,000	86,823
Bank of America Corp., Senior Notes	5.625%	7/1/20	30,000	34,281
Bank of America Corp., Senior Notes	5.875%	2/7/42	320,000	365,981
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	41,000	41,234
Citigroup Inc., Junior Subordinated Notes	5.950%	1/30/23	200,000	185,070	(b)(c)
Citigroup Inc., Senior Notes	6.375%	8/12/14	315,000	325,591
Citigroup Inc., Senior Notes	5.500%	10/15/14	120,000	124,458
Citigroup Inc., Senior Notes	6.010%	1/15/15	142,000	149,532
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,280,000	1,640,434
Citigroup Inc., Senior Notes	8.125%	7/15/39	450,000	631,210
Citigroup Inc., Senior Notes	5.875%	1/30/42	240,000	269,730
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	750,000	789,929
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	550,000	586,394
Citigroup Inc., Subordinated Notes	6.675%	9/13/43	370,000	425,732
CME Group Inc., Senior Notes	5.300%	9/15/43	440,000	460,475
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	600,000	619,500	(b)(c)
General Electric Capital Corp., Notes	5.300%	2/11/21	480,000	536,938
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	600,000	612,137
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	630,000	809,925
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	770,000	835,450	(b)
ILFC E-Capital Trust I, Junior Subordinated Notes	5.350%	12/21/65	470,000	430,050	(a)(b)

See Notes to Financial Statements.

Western Asset Income Fund 2013 Annual Report	13

Schedule of investments (cont’d)

December 31, 2013

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
ILFC E-Capital Trust II, Bonds	6.250%	12/21/65	$790,000	$746,550	(a)(b)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	130,000	126,425	(b)
ING US Inc., Senior Notes	5.500%	7/15/22	760,000	826,494
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	190,000	223,725
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	470,000	559,300
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	130,000	140,725
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	190,000	222,300
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	700,000	810,250	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	410,000	367,975	(b)(c)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	260,000	248,625	(b)(c)
JPMorgan Chase & Co., Subordinated Notes	6.125%	6/27/17	720,000	817,789
JPMorgan Chase & Co., Subordinated Notes	5.625%	8/16/43	570,000	602,361
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,440,000	1,537,200	(a)(b)
Total Diversified Financial Services				17,560,029
Insurance — 3.9%
Allstate Corp., Junior Subordinated Debentures	6.500%	5/15/57	480,000	499,440	(b)
American Equity Investment Life Holding Co., Senior Notes	6.625%	7/15/21	60,000	62,700
American International Group Inc., Junior Subordinated Debentures	6.250%	3/15/37	80,000	80,000
American International Group Inc., Senior Notes	6.400%	12/15/20	90,000	106,367
AXA SA, Subordinated Bonds	8.600%	12/15/30	200,000	246,250
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	170,000	197,685
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	190,000	199,500	(a)
Five Corners Funding Trust, Bonds	4.419%	11/15/23	370,000	359,025	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.847%	3/31/14	420,000	418,425	(b)(c)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	190,000	204,250	(a)
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	490,000	585,472	(a)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/36	1,150,000	1,181,625
Prudential Financial Inc., Junior Subordinated Debentures	8.875%	6/15/38	340,000	413,525	(b)
Prudential Holdings LLC, Bonds, AGM-Insured	7.245%	12/18/23	260,000	306,012	(a)
Teachers Insurance & Annuity Association of America —College Retirement Equity Fund, Notes	6.850%	12/16/39	400,000	493,756	(a)
Total Insurance				5,354,032
Real Estate Investment Trusts (REITs) — 0.1%
Health Care REIT Inc., Senior Notes	5.875%	5/15/15	130,000	138,517
Thrifts & Mortgage Finance — 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	160,000	170,616
Total Financials				52,786,046

See Notes to Financial Statements.

14	Western Asset Income Fund 2013 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care — 2.6%
Biotechnology — 0.6%
Amgen Inc., Senior Notes	5.150%	11/15/41	$580,000	$577,846
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	240,000	267,177
Total Biotechnology				845,023
Health Care Providers & Services — 1.0%
Aetna Inc., Senior Notes	6.500%	9/15/18	240,000	282,705
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	30,000	26,025
HCA Inc., Senior Notes	5.750%	3/15/14	65,000	65,585
Humana Inc., Senior Notes	6.450%	6/1/16	220,000	245,832
Humana Inc., Senior Notes	8.150%	6/15/38	190,000	251,148
Humana Inc., Senior Notes	4.625%	12/1/42	120,000	108,164
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	31,000	35,236
WellPoint Inc., Notes	5.875%	6/15/17	290,000	327,097
Total Health Care Providers & Services				1,341,792
Life Sciences Tools & Services — 0.3%
Thermo Fisher Scientific Inc., Senior Notes	4.150%	2/1/24	400,000	396,199
Pharmaceuticals — 0.7%
Mallinckrodt International Finance SA, Senior Notes	4.750%	4/15/23	860,000	793,727	(a)
Zoetis Inc., Senior Notes	4.700%	2/1/43	160,000	149,545
Total Pharmaceuticals				943,272
Total Health Care				3,526,286
Industrials — 4.9%
Aerospace & Defense — 1.0%
Esterline Technologies Corp., Senior Notes	7.000%	8/1/20	750,000	810,000
Exelis Inc., Senior Notes	5.550%	10/1/21	520,000	523,013
Total Aerospace & Defense				1,333,013
Airlines — 1.8%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	280,000	278,768	(a)
American Airlines, Pass-Through Trust, Senior Secured Notes	5.600%	7/15/20	320,000	323,200	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	93,798	105,523
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.750%	12/17/19	205,565	236,400
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	118,762	129,605
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	92,242	106,079
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.250%	5/10/17	152,405	168,789
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	161,385	168,647
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	140,000	146,300

See Notes to Financial Statements.

Western Asset Income Fund 2013 Annual Report	15

Schedule of investments (cont’d)

December 31, 2013

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Airlines — continued
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	$181,737	$208,089
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.256%	3/15/20	155,638	173,148
US Airways, Pass-Through Trust, Senior Secured Bonds	5.900%	10/1/24	345,767	376,886
Total Airlines				2,421,434
Commercial Services & Supplies — 1.0%
Republic Services Inc., Senior Notes	5.500%	9/15/19	130,000	146,281
Republic Services Inc., Senior Notes	5.250%	11/15/21	330,000	359,781
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	600,000	583,500	(a)
Waste Management Inc., Senior Notes	7.750%	5/15/32	250,000	325,705
Total Commercial Services & Supplies				1,415,267
Construction & Engineering — 0.1%
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	200,000	182,000	(a)
Industrial Conglomerates — 0.2%
United Technologies Corp., Senior Notes	6.125%	2/1/19	200,000	236,081
Machinery — 0.6%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	790,000	886,355
Marine — 0.2%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	288,000	287,280
Total Industrials				6,761,430
Information Technology — 1.5%
Computers & Peripherals — 0.8%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	310,000	319,200
Seagate HDD Cayman, Senior Notes	3.750%	11/15/18	730,000	738,212	(a)
Total Computers & Peripherals				1,057,412
Internet Software & Services — 0.1%
VeriSign Inc., Senior Notes	4.625%	5/1/23	150,000	143,250
IT Services — 0.3%
Electronic Data Systems Corp., Notes	7.450%	10/15/29	420,000	472,549
Semiconductors & Semiconductor Equipment — 0.1%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	110,000	128,552
Software — 0.2%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	210,000	217,350	(a)
Total Information Technology				2,019,113

See Notes to Financial Statements.

16	Western Asset Income Fund 2013 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Materials — 5.6%
Chemicals — 0.9%
Dow Chemical Co., Debentures	7.375%	11/1/29	$800,000	$1,028,091
Ecolab Inc., Senior Notes	5.500%	12/8/41	140,000	149,922
Total Chemicals				1,178,013
Containers & Packaging — 0.7%
Rock-Tenn Co., Senior Notes	4.450%	3/1/19	470,000	495,756
Rock-Tenn Co., Senior Notes	4.900%	3/1/22	460,000	473,509
Total Containers & Packaging				969,265
Metals & Mining — 3.8%
Barrick Gold Corp., Senior Notes	4.100%	5/1/23	680,000	614,646
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	100,000	101,674
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	180,000	189,944
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	40,000	39,757
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	390,000	379,288
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	381,000	395,288	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	5.450%	3/15/43	120,000	114,844
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	660,000	861,711
Southern Copper Corp., Senior Notes	5.375%	4/16/20	150,000	160,273
Southern Copper Corp., Senior Notes	5.250%	11/8/42	470,000	381,159
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	140,000	151,550
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,148,000	1,185,600
Vedanta Resources PLC, Senior Notes	7.125%	5/31/23	200,000	183,250	(a)
Xstrata Finance Canada Ltd., Senior Notes	6.900%	11/15/37	430,000	453,899	(a)
Total Metals & Mining				5,212,883
Paper & Forest Products — 0.2%
Georgia-Pacific Corp., Senior Bonds	7.375%	12/1/25	250,000	308,495
Total Materials				7,668,656
Telecommunication Services — 7.8%
Diversified Telecommunication Services — 6.2%
AT&T Inc., Senior Notes	5.550%	8/15/41	300,000	304,458
British Telecommunications PLC, Bonds	9.625%	12/15/30	330,000	492,441
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	160,000	175,674
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	750,000	713,437	(a)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	200,000	253,551
Qwest Corp., Debentures	6.875%	9/15/33	1,000,000	960,000
Telecom Italia Capital SA, Senior Notes	7.175%	6/18/19	360,000	404,100
Telefonica Emisiones SAU, Senior Notes	3.729%	4/27/15	230,000	237,623
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	60,000	66,140

See Notes to Financial Statements.

Western Asset Income Fund 2013 Annual Report	17

Schedule of investments (cont’d)

December 31, 2013

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	$750,000	$736,875
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	1,790,000	1,921,909
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	1,920,000	2,246,321
Total Diversified Telecommunication Services				8,512,529
Wireless Telecommunication Services — 1.6%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	850,000	899,399
Rogers Wireless Inc., Secured Notes	6.375%	3/1/14	300,000	302,861
Sprint Capital Corp., Global Notes	6.900%	5/1/19	330,000	360,525
Sprint Corp., Senior Notes	7.875%	9/15/23	300,000	322,500	(a)
Telefonica Europe BV, Senior Notes	8.250%	9/15/30	230,000	273,895
Total Wireless Telecommunication Services				2,159,180
Total Telecommunication Services				10,671,709
Utilities — 3.9%
Electric Utilities — 2.5%
Duke Energy Corp., Senior Notes	6.300%	2/1/14	500,000	502,197
Enersis SA, Notes	7.400%	12/1/16	452,000	516,485
FirstEnergy Corp., Notes	7.375%	11/15/31	830,000	901,865
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	140,000	160,369
PNPP II Funding Corp., Senior Bonds	9.120%	5/30/16	647,000	675,885
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	390,000	601,793
Total Electric Utilities				3,358,594
Gas Utilities — 0.1%
Southern Natural Gas Co., Senior Notes	5.900%	4/1/17	170,000	190,516	(a)
Multi-Utilities — 1.3%
CenterPoint Energy Inc., Senior Notes	6.850%	6/1/15	1,150,000	1,243,444
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	250,000	317,655
DTE Energy Co., Senior Notes	6.350%	6/1/16	260,000	290,770
Total Multi-Utilities				1,851,869
Total Utilities				5,400,979
Total Corporate Bonds & Notes (Cost — $116,046,760)				124,905,389
Asset-Backed Securities — 1.3%
CIFC Funding Ltd., 2013-2A B1L	3.846%	4/21/25	200,000	191,353	(a)(b)
Countrywide Asset-Backed Certificates, 2004-6 1A1	0.435%	12/25/34	514,490	469,385	(b)
Madison Park Funding Ltd., 2013-11A C	3.050%	10/23/25	250,000	246,723	(a)(b)
Morgan Stanley Capital Inc., 2005-WMC2 M2	0.810%	2/25/35	373,383	366,566	(b)
SLM Student Loan Trust, 2011-A A3	2.667%	1/15/43	330,000	345,073	(a)(b)
Whitehorse Ltd., 2013-1A A3L	3.306%	11/24/25	200,000	199,351	(a)(b)
Total Asset-Backed Securities (Cost — $1,791,979)				1,818,451

See Notes to Financial Statements.

18	Western Asset Income Fund 2013 Annual Report

Western Asset Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — 0.2%
Thornburg Mortgage Securities Trust, 2007-4 2A1	6.086%	9/25/37	$135,511	$133,112	(b)
Thornburg Mortgage Securities Trust, 2007-4 3A1	6.102%	9/25/37	133,067	138,126	(b)
Total Collateralized Mortgage Obligations (Cost — $266,310)				271,238
Municipal Bonds — 0.7%
Alabama — 0.3%
Jefferson County, AL, Sewer Revenue Warrants	6.000%	10/1/42	500,000	462,120
California — 0.1%
University of California Revenue	4.062%	5/15/33	150,000	132,995
Illinois — 0.3%
Chicago, IL, GO, Taxable Project	7.781%	1/1/35	10,000	11,030
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	310,000	325,863
Total Illinois				336,893
Pennsylvania — 0.0%
Philadelphia, PA, Authority for Industrial Development, City Service Agreement Revenue, Taxable	3.964%	4/15/26	60,000	52,816
Total Municipal Bonds (Cost — $1,049,624)				984,824
Sovereign Bonds — 1.5%
Canada — 0.7%
Quebec Province	7.970%	7/22/36	650,000	915,447
Mexico — 0.0%
United Mexican States, Senior Notes	4.750%	3/8/44	30,000	27,038
Russia — 0.2%
RSHB Capital, Loan Participation Notes, Secured Notes	7.125%	1/14/14	200,000	200,074	(a)
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	38,610	44,988	(a)
Total Russia				245,062
Turkey — 0.3%
Republic of Turkey, Notes	4.875%	4/16/43	620,000	474,610
Venezuela — 0.3%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	500,000	424,750	(a)
Total Sovereign Bonds (Cost — $2,024,618)				2,086,907
U.S. Government & Agency Obligations — 0.6%
U.S. Government Obligations — 0.6%
U.S. Treasury Bonds (Cost — $787,364)	3.625%	8/15/43	825,000	779,109

			Shares
Preferred Stocks — 1.7%
Financials — 1.7%
Commercial Banks — 0.1%
U.S. Bancorp	5.150%		4,292	85,711

See Notes to Financial Statements.

Western Asset Income Fund 2013 Annual Report	19

Schedule of investments (cont’d)

December 31, 2013

Western Asset Income Fund

Security	Rate		Shares	Value
Consumer Finance — 1.3%
GMAC Capital Trust I	8.125%		67,500	$1,804,950	(b)
Diversified Financial Services — 0.3%
Citigroup Capital XIII	7.875%		15,253	415,644	(b)
Total Preferred Stocks (Cost — $2,118,551)				2,306,305
Total Investments before Short-Term Investments (Cost — $124,085,206)				133,152,223

		Maturity Date	Face Amount
Short-Term Investments — 1.1%
Repurchase Agreements — 1.1%
Barclays Capital Inc. repurchase agreement dated 12/31/13; Proceeds at maturity — $1,497,001; (Fully collateralized by U.S. government obligations, 2.000% due 4/30/16; Market value — $1,526,689 (Cost — $1,497,000)	0.010%	1/2/14	$1,497,000	1,497,000
Total Investments — 98.5% (Cost — $125,582,206#)				134,649,223
Other Assets in Excess of Liabilities — 1.5%				2,034,214
Total Net Assets — 100.0%				$136,683,437

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

#	Aggregate cost for federal income tax purposes is $125,697,287.

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corp.
GO	— General Obligation
REIT	— Real Estate Investment Trust

See Notes to Financial Statements.

20	Western Asset Income Fund 2013 Annual Report

Statement of assets and liabilities

December 31, 2013

Assets:
Investments, at value (Cost — $125,582,206)	$134,649,223
Cash	37,426
Interest and dividends receivable	1,780,233
Deposits with brokers for open futures contracts	258,065
Receivable from broker — variation margin on open futures contracts	33,547
Prepaid expenses	19,341
Other receivables	13,944
Total Assets	136,791,779

Liabilities:
Investment management fee payable	58,528
Directors’ fees payable	61
Accrued expenses	49,753
Total Liabilities	108,342
Total Net Assets	$136,683,437

Net Assets:
Par value ($0.01 par value; 20,000,000 shares authorized, 9,462,123 shares issued and outstanding) (Note 5)	$94,621
Paid-in capital in excess of par value	142,816,553
Undistributed net investment income	716,802
Accumulated net realized loss on investments and futures contracts	(16,078,373)
Net unrealized appreciation on investments and futures contracts	9,133,834
Total Net Assets	$136,683,437

Shares Outstanding	9,462,123

Net Asset Value	$14.45

See Notes to Financial Statements.

Western Asset Income Fund 2013 Annual Report	21

Statement of operations

For the Year Ended December 31, 2013

Investment Income:
Interest	$7,753,114
Dividends	203,628
Total Investment Income	7,956,742

Expenses:
Investment management fee (Note 2)	733,370
Transfer agent fees	51,129
Taxes, other than federal income taxes	45,383
Audit and tax	44,352
Legal fees	41,642
Shareholder reports	33,294
Fund accounting fees	26,724
Stock exchange listing fees	23,113
Directors’ fees	17,680
Custody fees	5,209
Miscellaneous expenses	12,435
Total Expenses	1,034,331
Less: Fee waivers and/or expense reimbursements (Note 2)	(24,000)
Net Expenses	1,010,331
Net Investment Income	6,946,411

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(359,680)
Futures contracts	1,587,783
Net Realized Gain	1,228,103
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(7,240,050)
Futures contracts	(79,167)
Change in Net Unrealized Appreciation (Depreciation)	(7,319,217)
Net Loss on Investments and Futures Contracts	(6,091,114)
Increase in Net Assets from Operations	$855,297

See Notes to Financial Statements.

22	Western Asset Income Fund 2013 Annual Report

Statements of changes in net assets

For the Years Ended December 31,	2013	2012

Operations:
Net investment income	$6,946,411	$6,933,608
Net realized gain (loss)	1,228,103	(3,704,052)
Change in net unrealized appreciation (depreciation)	(7,319,217)	15,685,802
Increase in Net Assets From Operations	855,297	18,915,358

Distributions to Shareholders From (Note 1):
Net investment income	(6,528,738)	(6,779,436)
Decrease in Net Assets From Distributions to Shareholders	(6,528,738)	(6,779,436)

Fund Share Transactions:
Reinvestment of distributions (2,329 and 19,888 shares issued, respectively)	34,889	290,957
Increase in Net Assets From Fund Share Transactions	34,889	290,957
Increase (Decrease) in Net Assets	(5,638,552)	12,426,879

Net Assets:
Beginning of year	142,321,989	129,895,110
End of year*	$136,683,437	$142,321,989
*Includes undistributed net investment income of:	$716,802	$299,129

See Notes to Financial Statements.

Western Asset Income Fund 2013 Annual Report	23

Financial highlights

For a share of capital stock outstanding throughout each year ended December 31:
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$15.04	$13.76	$13.82	$13.21	$10.66

Income (loss) from operations:
Net investment income[1]	0.73	0.73	0.77	0.79	0.83
Net realized and unrealized gain (loss)	(0.63)	1.27	(0.08)	0.61	2.66
Total income from operations	0.10	2.00	0.69	1.40	3.49

Less distributions from:
Net investment income	(0.69)	(0.72)	(0.75)	(0.79)	(0.94)
Total distributions	(0.69)	(0.72)	(0.75)	(0.79)	(0.94)

Net asset value, end of year	$14.45	$15.04	$13.76	$13.82	$13.21

Market price, end of year	$13.17	$14.82	$13.81	$12.89	$12.75
Total return, based on NAV[2,3]	0.73%	14.84%	5.04%	10.86%	34.41%
Total return, based on Market Price[4]	(6.47)%	12.76%	13.32%	7.28%	31.75%

Net assets, end of year (000s)	$136,683	$142,322	$129,895	$130,458	$124,549

Ratios to average net assets:
Gross expenses	0.75%	0.72%	0.76%	0.78%	0.89%
Net expenses[5,6]	0.73	0.70	0.74	0.76	0.86
Net investment income	5.02	5.06	5.55	5.78	7.07

Portfolio turnover rate	70%	90%	56%	42%	45%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

24	Western Asset Income Fund 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified investment company.

The Fund seeks high level of current income, consistent with prudent investment risk. Capital appreciation is a secondary investment objective.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments

Western Asset Income Fund 2013 Annual Report	25

Notes to financial statements (cont’d)

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26	Western Asset Income Fund 2013 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$124,905,389	—	$124,905,389
Asset-backed securities	—	1,818,451	—	1,818,451
Collateralized mortgage obligations	—	271,238	—	271,238
Municipal bonds	—	984,824	—	984,824
Sovereign bonds	—	2,086,907	—	2,086,907
U.S. government & agency obligations	—	779,109	—	779,109
Preferred stocks	$2,306,305	—	—	2,306,305
Total long-term investments	$2,306,305	$130,845,918	—	$133,152,223
Short-term investments†	—	1,497,000	—	1,497,000
Total investments	$2,306,305	$132,342,918	—	$134,649,223
Other financial instruments:
Futures contracts	$274,103	—	—	$274,103
Total	$2,580,408	$132,342,918	—	$134,923,326

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$207,286	—	—	$207,286

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to

Western Asset Income Fund 2013 Annual Report	27

Notes to financial statements (cont’d)

assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of

28	Western Asset Income Fund 2013 Annual Report

default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of December 31, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Western Asset Income Fund 2013 Annual Report	29

Notes to financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Advisory Agreement with Western Asset Management Company (“Adviser”), which is a wholly owned subsidiary of Legg Mason, Inc., pursuant to which the Adviser provides investment advice and administrative services to the Fund. In return for its services, the Fund pays the Adviser a monthly fee at an annual rate of 0.70% of the average monthly net assets of the Fund up to $60,000,000 and 0.40% of such net assets in excess of $60,000,000. If expenses (including the Adviser’s fee but excluding interest, taxes, brokerage fees, the expenses of any offering by the Fund of its securities, and extraordinary expenses beyond the control of the Fund) borne by the Fund in any fiscal year exceed 1.5% of average net assets up to $30,000,000 and 1% of average net assets over $30,000,000, the Adviser has contractually agreed to reimburse the Fund for any excess.

During the year ended December 31, 2013, fees waivers and/or expenses reimbursed amounted to $24,000.

Western Asset Management Company Limited (“WAML”) provides the Fund with investment research, advice, management and supervision and a continuous investment program for the Fund’s portfolio of non-dollar securities consistent with the Fund’s investment objectives and policies. As compensation, the Adviser pays WAML a fee based on the pro rata assets of the Fund managed by WAML during the month.

Under the terms of an administrative services agreement among the Fund, the Adviser, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”), Western Asset (not the Fund) pays LMPFA a monthly fee of $3,000, an annual rate of $36,000.

LMPFA and WAML are wholly-owned subsidiaries of Legg Mason, Inc.

3. Investments

During the year ended December 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$81,189,056	$15,002,484
Sales	80,411,458	14,208,009

30	Western Asset Income Fund 2013 Annual Report

At December 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$10,338,435
Gross unrealized depreciation	(1,386,499)
Net unrealized appreciation	$8,951,936

At December 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 2-Year Notes	17	3/14	$3,745,368	$3,736,813	$(8,555)
U.S. Treasury 5-Year Notes	144	3/14	17,368,218	17,181,000	(187,218)
U.S. Treasury Ultra Long-Term Bonds	4	3/14	556,513	545,000	(11,513)
					(207,286)
Contracts to Sell:
U.S. Treasury 10-Year Notes	69	3/14	8,644,807	8,490,234	$154,573
U.S. Treasury Ultra Long-Term Bonds	82	3/14	10,641,155	10,521,625	119,530
					274,103
Net unrealized gain on open futures contracts					$66,817

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2013.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$274,103

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$207,286

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

Western Asset Income Fund 2013 Annual Report	31

Notes to financial statements (cont’d)

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$1,587,783

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(79,167)

During the year ended December 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$18,728,866
Futures contracts (to sell)	19,290,944

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at December 31, 2013:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$33,547	—	$33,547

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Common shares

Of the 9,462,123 shares of common stock outstanding at December 31, 2013, the Investment Adviser owned 24,802 shares.

6. Director compensation

Each Director of the Fund who is not an “interested person” (as defined in the 1940 Act) of the Fund, Western Asset or WAML receives an aggregate fee of $75,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund. Each Director also receives a fee of $7,500 and related expenses for each meeting of the Board or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board receives an additional $30,000 per year for serving in such capacity. The Chairman of the Audit Committee receives an additional $25,000 per year for serving in such capacity. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee. Other committee members receive a fee of $3,000 for serving as a member of each committee upon which they serve. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund according to each such investment company’s average annual net assets.

32	Western Asset Income Fund 2013 Annual Report

Director Ronald Olson receives from Western Asset an aggregate fee of $75,000 annually for serving on the combined Board of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund, as well as a fee of $7,500 and related expenses for each meeting of the Board attended in person and a fee of $2,500 for participating in each telephonic meeting.

7. Distributions

On November 20, 2013, the Fund’s Board of Directors declared two distributions, each in the amount of $0.0575 per share, payable on January 31, 2014 and February 28, 2014 to shareholders of record on January 24, 2014 and February 21, 2014, respectively.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$6,528,738	$6,779,436

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$751,657
Deferred capital losses*	(4,376,275)
Capital loss carryforward**	(11,520,200)
Other book/tax temporary differences(a)	(101,672)
Unrealized appreciation/(depreciation)(b)	9,018,753
Total accumulated earnings/(losses) — net	$(6,227,737)

*	These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future capital gains. These losses must be utilized before any of the Fund’s capital loss carryforward may be utilized.

**	As of December 31, 2013, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2016	$(676,492)
12/31/2017	(10,616,218)
12/31/2018	(227,490)
$(11,520,200)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to and the realization for tax purposes of unrealized gains on certain futures and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and other book/tax basis adjustments.

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope

Western Asset Income Fund 2013 Annual Report	33

Notes to financial statements (cont’d)

clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

34	Western Asset Income Fund 2013 Annual Report

Report of independent registered public accounting firm

To the Board of Directors and Shareholders of

Western Asset Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Income Fund (the “Fund”) at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2014

Western Asset Income Fund 2013 Annual Report	35

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Western Asset Management Company (“Western Asset”) and the Investment Subadvisory Agreement (together with the Advisory Agreement, the “Agreements”) between Western Asset and Western Asset Management Company Limited (“WAML”) with respect to the Fund at meetings held on September 17, 2013 and October 22 and 30, 2013. At a meeting held on November 19, 2013, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset and WAML (together, the “Advisers”), including relevant investment advisory personnel; reviewed a variety of information prepared by the Advisers and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; and reviewed performance and expense information for a peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, such as information on differences between the Fund’s share price and net asset value per share, and related discussions with the Advisers’ personnel.

As part of their review, the Directors examined the Advisers’ ability to provide high quality investment management services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of the Advisers; the experience of their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including the Advisers’ business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that the Advisers’ investment process, research capabilities and philosophy were well-suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in a peer group of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. The Directors noted that the performance of the

36	Western Asset Income Fund

Fund exceeded its peer average performance for each of the one- and three-year periods, but was lower than its peer average for the five- and ten-year periods ended August 31, 2013 as compared to its peer group.

The Directors also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by the Advisers’ other clients, including separate accounts managed by the Advisers. The Directors observed that the management fee paid by the Fund to Western Asset was slightly lower than the average of the fees paid by funds in its Lipper peer group, and that Western Asset was responsible for payment of the management fee to WAML. The Directors also noted that the Fund’s total expenses were lower than the average of the funds in its Lipper peer group. They noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of the Advisers with similar investment strategies, but that the administrative and operational responsibilities for the Advisers with respect to the Fund were also relatively higher. In light of this difference in responsibilities, the Directors concluded that the management fee paid by the Fund relative to the fees paid by the Advisers’ other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their respective relationships with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and Legg Mason Partners Funds Advisor, LLC, the Fund’s administrator. In that connection, the Directors concluded that the Advisers’ profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by the Advisers, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Directors concluded that, because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who are independent of the Advisers within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Western Asset Income Fund	37

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of investment advisory services being provided by the Advisers, but would continue to closely monitor the Advisers’ performance; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

38	Western Asset Income Fund

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:
Robert Abeles, Jr.[1]
Year of birth	1945
Position(s) held with Fund	Director
Term of office and length of time served[2]	Served since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California; Director, Hanmi Financial Corporation and Hanmi Bank (2008-2009).
Number of portfolios in fund complex overseen by Director (including the Fund)[3]	13
Other board memberships held by Director during the past five years	None

Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[2]	Served since 1997
Principal occupation(s) during past five years	Retired.
Number of portfolios in fund complex overseen by Director (including the Fund)[3]	13
Other board memberships held by Director during past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[2]	Served since 1998
Principal occupation(s) during past five years	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1995-present); Member of the International Olympic Committee (1986-present).
Number of portfolios in fund complex overseen by Director (including the Fund)[3]	13
Other board memberships held by Director during past five years	OBN Holdings, Inc. (film, television and media company)

Western Asset Income Fund	39

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[2]	Served since 2007
Principal occupation(s) during past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen by Director (including the Fund)[3]	13
Other board memberships held by Director during past five years	Occidental Petroleum Corporation and Public Storage

William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[2]	Served since 1997
Principal occupation(s) during past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen by Director (including the Fund)[3]	13
Other board memberships held by Director during past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[2]	Served since 2004
Principal occupation(s) during past five years	Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of Pinnacle Entertainment, Inc. (2012-present) (gaming and hospitality company); Director of Core Logic, Inc. (2012-present) (information, analytics and business services). Formerly: Director of MarketTools, Inc. (2010-2012) (market research software provider); Director of eHarmony, Inc. (2005-2011) (online dating company).
Number of portfolios in fund complex overseen by Director (including the Fund)[3]	13
Other board memberships held by Director during past five years	None

40	Western Asset Income Fund

Interested Directors:
Kenneth D. Fuller[4]
Year of birth	1958
Position(s) with Fund	Director, President and Chief Executive Officer
Term of office and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Director (including the Fund)[3]	155
Other board memberships held by Director during past five years	None

Ronald L. Olson[5]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[2]	Served since 2005
Principal occupation(s) during past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen by Director (including the Fund)[3]	13
Other board memberships held by Director during past five years	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Officers[6]:
Richard F. Sennett 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office and length of time served	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Western Asset Income Fund	41

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers cont’d
Todd F. Kuehl 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served	Served since 2007
Principal occupations during past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Robert I. Frenkel 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served	Served since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Mr. Abeles, Jr. became a Director effective May 22, 2013.

[2]

Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange. Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

[3]

Each Director also serves as a Trustee of Western Asset Premier Bond Fund (closed-end investment company) and oversees the eleven portfolios of Western Asset Funds, Inc. (open-end investment companies), which are considered part of the same Fund Complex as the Fund.

[4]

Mr. Fuller became a Director, President and Chief Executive Officer effective May 22, 2013. Mr. Fuller is an “interested person” (as defined in section 2(a)(19) of the Investment Company Act of 1940) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Investment Adviser. R. Jay Gerken retired as a Director and President and Chief Executive Officer effective May 22, 2013.

[5]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to the Investment Adviser.

[6]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

42	Western Asset Income Fund

Annual principal executive officer and principal financial officer certifications (unaudited)

The Fund’s Principal Executive Officer (“PEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s PEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Income Fund	43

Other shareholder communications regarding accounting

matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

100 International Drive

Baltimore, MD 21202

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

44	Western Asset Income Fund

Dividend reinvestment plan (unaudited)

The Fund offers to all shareholders a Dividend Reinvestment Plan (“Plan”). For participants in the Plan, cash distributions (e.g., dividends and capital gains) of registered shareholders (those who own shares in their own name on the Fund’s records) are automatically invested in shares of the Fund. Interested shareholders may obtain more information or sign up for the Plan by contacting the agent. Shareholders who own shares in a brokerage, bank, or other financial institution account must contact the Company where their account is held in order to participate in the Plan.

If you elect to participate in the Plan you will automatically receive your dividend or net capital gains distribution in newly issued shares of the Fund if the market price of a share on the date of the distribution is at or above the net asset value (“NAV”) of a Fund share. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV the Agent will, as agent for the participants, buy shares of the Fund’s stock through a broker on the open market or in a negotiated transaction (subject to price and other terms to which the agent may agree). The price per share of shares purchased for each participant’s account with respect to a particular dividend or other distribution will be the average price (including brokerage commissions, transfer taxes and any other costs of purchase) of all shares purchased with respect to that dividend or other distribution. All shares of common stock acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent. Full and fractional shares will be voted by the Agent in accordance with your instructions.

Additional information regarding the plan

The Fund will pay all costs applicable to the Plan, with the exceptions noted below. Brokerage commissions, transfer taxes and any other costs of purchase or sale by the Agent under the Plan will be charged to participants. The commission participants pay for selling shares under the Plan is calculated as $2.50 plus $0.15 per share. Beneficial shareholders should contact the company holding their account for further information concerning fees that may apply to selling shares under the Plan. In the event the Fund determines to no longer pay the costs applicable to the Plan, the Agent will terminate the Plan and may, but is not obligated to, offer a new plan under which it would impose a direct service charge on participants.

All shares acquired through the Plan receive voting rights and are eligible for any stock split, stock dividend, or other rights accruing to shareholders that the Board of Directors may declare. Distributions to Plan participants will be in the form of stock, unless the Agent is notified in writing 10 days prior to the record date fixed by the Board of Directors for the distribution that you wish to receive a cash payment. Beneficial shareholders should contact the company holding their account for further information regarding deadlines that might apply.

Western Asset Income Fund	45

Dividend reinvestment plan (unaudited) (cont’d)

You may terminate participation in the Plan at any time by giving written notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions.

Upon termination of the Plan, a participant may request a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. If the participant instructs the Agent to sell the shares credited to the participant’s account, the Agent may accumulate such shares and those of any other terminating participants for purposes of such sale. Brokerage charges, transfer taxes, and any other costs of sale will be allocated pro rata among the selling participants. Any such sale may be made on any securities exchange where such shares are traded, in the over-the counter market or in negotiated transactions, and may be subject to such terms of price, delivery, etc., as the Agent may agree to. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to each participant each year.

Registered shareholders can make inquiries regarding the Plan, as well as sign up or terminate their participation in the Plan by contacting American Stock Transfer & Trust Company LLC, 6201 15th Avenue, Brooklyn, N.Y. 11219 — Investor Relations, telephone number 1-888-888-0151. Beneficial Shareholders can make inquiries regarding the Plan as well as sign up or terminate their participation in the Plan by contacting the company where their account is held.

46	Western Asset Income Fund

Western Asset

Income Fund

Directors

William E. B. Siart

Chairman

Kenneth D. Fuller*

Robert Abeles, Jr*

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Officers

Kenneth D. Fuller*

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer and Treasurer

Todd F. Kuehl

Chief Compliance Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Western Asset Income Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent registered public accounting firm

PricewaterhouseCoopers LLP

100 East Pratt Street

Baltimore, MD 21202

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Transfer agent

American Stock Transfer & Trust Company

5201 15th Avenue

Brooklyn, NY 11219

New York Stock Exchange Symbol

PAI

*	Effective May 22, 2013, Mr. Abeles became a Director and Mr. Fuller became a Director, President and Chief Executive Officer.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-ends funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your non-public personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Income Fund

Western Asset Income Fund

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, NY 11219

WASX012841 2/14 SR14-2138

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Ronald J. Arnault possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous last two fiscal years ending December 31, 2012 and December 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,818 in December 31, 2012 and $47,038 in December 31, 2013.

b) Audit-Related Fees. There were no aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Income Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $4,200 in December 31, 2012 and $4,285 in December 31, 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $1,272 in December 31, 2012 and $167 in December 31, 2013 other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Income Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Income Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Income Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2012 and December 31, 2013; Tax Fees were 100% and 100% for December 31, 2012 and December 31, 2013; and Other Fees were 100% and 100% for December 31, 2012 and December 31, 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Income Fund, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Income Fund during the reporting period were $256,353 in December 31, 2012 and $240,000 in December 31, 2013.

(h) Yes. Western Asset Income Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Income Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	Registrant has a separately - designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Robert Abeles, Jr.

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Registrant has delegated the voting of proxies relating to its portfolio securities to its adviser, Western Asset Management Company (the “Adviser”). The Proxy Voting Policies and Procedures of the Adviser are attached as an exhibit to this Form N-CSR.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset from 2000 to 2008; Chief Investment Officer of Western Asset since 2008.

Ryan K. Brist Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; portfolio manager and head of U.S. Investment Grade Credit at Western Asset since 2009; portfolio manager and Chief Investment Officer at Logan Circle Partners, L.P. from 2007-2009.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA	Co-portfolio manager of the fund; portfolio manager at Western Asset the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of December 31, 2013.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Stephen A. Walsh‡	106 registered investment companies with $193.1 billion in total assets under management	242 Other pooled investment vehicles with $89.0 billion in assets under management*	712 Other accounts with $169.4 billion in total assets under management**

Ryan K. Brist‡	9 registered investment Company with $1.8 billion in total assets Under management	15 Other pooled investment vehicles with $10.7 billion in assets under management	43 Other accounts with $16.2 billion in total assets under management***

Michael C. Buchanan‡	42 registered investment Company with $33.8 billion in total assets Under management	57 Other pooled investment vehicles with $31.2 billion in assets under management****	194 Other accounts with $48.2 billion in total assets under management*****

*	Includes 9 accounts managed, totaling $1.6 billion, for which advisory fee is performance based.

**	Includes 57 accounts managed, totaling $15.5 billion, for which advisory fee is performance based.

***	Includes 2 accounts managed, totaling $422.4 million, for which advisory fee is performance based.

****	Includes 4 accounts managed, totaling $862.1 million, for which advisory fee is performance based.

*****	Includes 20 accounts managed, totaling $7.3 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Walsh is involved in the management of all the Firm’s portfolios, but he is not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. He is responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, subadvisers and portfolio managers have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadvisers and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, a subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, a subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide subadvisers with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or the manager’s or a subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of December 31, 2013.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
Stephen A. Walsh	A
Ryan K. Brist	A
Michael C. Buchanan	A
Dollar Range ownership is as follows: A: none B: $1 - $10,000 C: 10,001 - $50,000 D: $50,001 - $100,000 E: $100,001 - $500,000 F: $500,001 - $1 million G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Income Fund

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: February 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: February 25, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: February 25, 2014